Exhibit 99.01

Chegg Reports Fourth Quarter and Fiscal Year 2013 Results

Digital Revenue Increases 86% in Fiscal 2013

SANTA CLARA, Calif. – Feb. 13, 2014 – Chegg Inc. (NYSE:CHGG), the leading student-first connected learning platform, today reported financial results for the three and twelve months ended December 31, 2013.

“2013 was a banner year for Chegg, particularly in digital which grew to more than $52 million or 21% of our total business,” said Dan Rosensweig, chairman and CEO. “It’s been an exciting year of innovation as we rolled out new student-first services that have been incredibly well-received, rewarding us with record revenue, reach, customers and engagement.”

Q4 Fiscal 2013 Financial Highlights:

•	Revenue of $77.1 million increased 13% from Q4 2012;

•	Digital Revenue (which includes non-print products and digital services) grew 70% year over year to $16.7 million, or 22% of total revenues compared to 14% in Q4 2012;

•	Print Revenue of $60.5 million increased 3% from Q4 2012;

•	Gross Profit of $39.5 million was flat over the prior year quarter on a GAAP basis, representing a gross margin decline to 51.3% from 57.7%; on a non-GAAP basis, gross profit was $40.3 million compared to $39.6 million representing a gross margin decline to 52.3% from 57.9%;

•	Adjusted EBITDA without textbook depreciation of $18.6 million compared to $18.5 million in Q4 2012, which included a $1.8 million loss on textbook liquidations during Q4 2013 and a $2.3 million loss on textbook liquidations during Q4 2012;

•	GAAP Net Loss was $(5.4) million compared to net income of $8.1 million in Q4 2012. GAAP net loss includes a $102.6 million non-cash charge related to our initial public offering; and

•	Non-GAAP Net Income was $20.3 million, or $0.40 per diluted share, excluding non-cash charges of $102.6 million recorded as a result of our IPO, stock-based compensation of $25.1 million and amortization of intangible assets of $0.6 million.

Fiscal Year Financial Highlights:

•	Revenue of $255.6 million increased 20% year over year from $213.3 million in 2012;

•	Digital Revenue (which includes non-print products and digital services) grew 86% year over year to $52.5 million, or 21% of total revenues compared to 13% in 2012;

•	Print Revenue of $203.1 million increased 10% compared to $185.2 million in 2012;

•	Gross Profit of $80.5 million increased 19% over the prior year, representing a gross margin of 31.5% in 2013 compared to 31.7% in 2012; gross profit on a non-GAAP basis of $81.7 million increased 20% over the prior year representing a gross margin of 32.0% and was in-line with the prior year;

•	Adjusted EBITDA without textbook depreciation was $(4.0) million compared to $(15.8) million in 2012, which included a $1.2 million gain on textbook liquidations in 2013 and a $2.6 million gain on textbook liquidations in 2012;

•	GAAP Net Loss was $(55.9) million compared to a net loss of $(49.0) million in 2012. GAAP net loss includes a $102.6 million non-cash charge related to our initial public offering; and

•	Non-GAAP Net Loss was ($14.5) million, or ($0.70) per diluted share, excluding non-cash charges of $102.6 million recorded in Q4 2013, stock-based compensation of $37.0 million and amortization of intangible assets of $4.4 million.

Fiscal Year Business Highlights:

•	$450 million: amount of money Chegg saved students and their families in 2013

•	6.9 million: number of Chegg members

•	1.1 million: total number of course reviews on Chegg.com, including more than 644,000 reviews posted in 2013

•	875: colleges and universities under contract with Chegg for high school student inquiries

•	7.6 million: number of high school student inquiries submitted to Chegg

•	464,000: number of Chegg Study subscribers

•	5.8 million: total number of trees planted by Chegg on behalf of students since 2008

Business Outlook:

Chegg’s First Quarter and Fiscal Year outlook are as follows:

First Quarter 2014

•	Revenues in the range of $70 to $72 million

•	Digital Revenue mix representing roughly 24% of total revenues

•	Total Gross Margin on both a GAAP and Non-GAAP basis between 7% and 9%

•	Adjusted EBITDA without textbook depreciation loss in the range of ($22) million to ($20) million

Fiscal Year 2014

•	Revenues in the range of $310 million to $320 million

•	Digital Revenue mix between 27% and 29% of total revenues

•	Total Gross Margin on both a GAAP and Non-GAAP basis between 25% to 27%

•	Adjusted EBITDA without textbook depreciation loss in the range of ($15) million to ($10) million

•	Free Cash Flow between ($5) million and $5 million

Adjusted EBITDA without textbook depreciation guidance for the first quarter and fiscal year excludes approximately $21.0 million and $81.0 million, respectively for textbook depreciation, as well as approximately $6.0 million and $26.0 million, respectively for stock-based compensation and $0.6 million and $2.1 million, respectively for amortization of intangible assets. It assumes, among other things, that no additional business acquisitions, investments, restructurings, or legal settlements are concluded and that there are no further revisions to stock-based compensation estimates.

Conference Call and Webcast Information

The Chegg Fourth Quarter and Fiscal Year 2013 teleconference and webcast is scheduled to begin at 2:00 p.m. Pacific Time on Thursday, February 13th, 2014. To access the call, please dial (877) 407-4018, or outside the U.S. +1 (201) 689-8471, five minutes prior to 2:00 p.m. Pacific Standard Time. A live webcast of the call will also be available at http://investor.chegg.com under the Events & Presentations menu. An audio replay will be available beginning at 6:00 p.m. Eastern Standard Time February 13, 2014, until 9:00 a.m. Eastern Standard Time February 21, 2014, by calling (877) 870-5176 or +1 (858) 384-5517, with Conference ID 13574735. An audio archive of the call will also be available at http://investor.chegg.com.

Use of Investor Relations Website for Regulation FD Purposes

Chegg also announced that it intends to use its media center website, http://www.chegg.com/mediacenter, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor http://www.chegg.com/mediacenter, in addition to following press releases, SEC filings and public conference calls and webcasts.

About Chegg

Chegg puts students first. As the leading student-first connected learning platform, the company makes higher education more affordable, more accessible, and more successful for students. Chegg is a publicly-held company based in Santa Clara, California and trades on the NYSE under the symbol CHGG. For more information, visit www.chegg.com.

Use of Non-GAAP Measures

To supplement Chegg’s financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP gross profit and margin, non-GAAP net loss and free cash flow. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Chegg defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, or EBITDA, adjusted for textbook depreciation and to exclude stock-based compensation expense, and other income (expense), net, which includes the revaluation of preferred stock warrants, and impairment charges. Non-GAAP earnings per share is defined as earnings per share excluding stock-based compensation, amortization of intangible assets as well as the deemed dividend in the fourth quarter of fiscal 2013. Non-GAAP gross profit is defined as gross profit excluding stock-based compensation. Non-GAAP gross margin is non-GAAP gross profit divided by revenue. Free Cash Flow is defined as cash flow from operations plus book investment and investment in property, plant and equipment. Chegg may consider whether significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Chegg believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Chegg’s performance by excluding certain items that may not be indicative of Chegg’s core business, operating results or future outlook. Chegg management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Chegg’s operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Chegg’s performance to prior periods.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include, without limitation those regarding Chegg’s “Business Outlook” (“First Quarter 2014” and “Fiscal Year 2014”). These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: changes in Chegg’s addressable market; competition, including changes in the competitive environment, pricing changes, and increased competition; Chegg’s ability to build and expand its digital services offerings, including to develop new products and services and on a cost-effective basis and to integrate acquired businesses and assets; Chegg’s ability to attract new students, increase engagement and increase monetization; expenses that exceed expectations; the impact of seasonality on the business; and general economic and industry conditions. These and other important risk factors are described more fully in documents filed with the Securities and Exchange Commission, including Chegg’s final prospectus from its initial public offering, and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Chegg undertakes no duty to update this information except as required by law.

Investor Contact:

Alex Hughes

ir@chegg.com

Media Contact:

Angela Pontarolo

press@chegg.com

CHEGG, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Net revenues	$77,116	$68,280	$255,575	$213,334
Cost of revenues	37,574	28,873	175,060	145,669

Gross profit	39,542	39,407	80,515	67,665

Operating expenses:
Technology and development	12,593	10,003	41,944	39,315
Sales and marketing	13,657	10,486	50,302	51,082
General and administrative	19,956	6,608	40,486	25,117
Loss (gain) on liquidation of textbooks	1,826	2,280	(1,186)	(2,594)

Total operating expenses	48,032	29,377	131,546	112,920

Income (loss) from operations	(8,490)	10,030	(51,031)	(45,255)

Interest and other expense, net:
Interest expense, net	(156)	(1,189)	(3,818)	(4,393)
Other income (expense), net	3,329	(522)	(359)	634

Total interest and other (expense), net	3,173	(1,711)	(4,177)	(3,759)

Loss before provision for income taxes	(5,317)	8,319	(55,208)	(49,014)

Provision for income taxes	100	199	642	29

Net income (loss)	(5,417)	8,120	(55,850)	(49,043)
Deemed dividend to preferred stockholders	(102,557)	—	(102,557)	—

Net income (loss) attributable to common stockholders	$(107,974)	$8,120	$(158,407)	$(49,043)

Net income (loss) per share attributable to common stockholders:
Basic	$(2.36)	$0.70	$(7.58)	$(4.39)

Diluted	$(2.36)	$0.15	$(7.58)	$(4.39)

Weighted average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	45,825	11,569	20,902	11,183

Diluted	45,825	55,494	20,902	11,183

CHEGG, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except for number of shares and par value )

(unaudited)

	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$76,864	$21,030
Short-term investments	37,071	—
Accounts receivable, net of allowance for doubtful accounts of $317 and $502 at December 31, 2013 and 2012, respectively	7,091	7,208
Prepaid expenses	2,134	543
Deferred tax assets	37	588
Other current assets	1,112	1,803

Total current assets	124,309	31,172

Long-term investments	24,320	—
Textbook library, net	105,108	88,487
Property and equipment, net	18,964	18,867
Goodwill	49,545	49,545
Intangible assets, net	3,311	6,664
Other assets	1,814	1,632

Total assets	$327,371	$196,367

Liabilities, convertible preferred stock and stockholders’ equity (deficit)
Current liabilities
Accounts payable	$4,078	$4,187
Deferred revenue	22,804	20,032
Accrued liabilities	21,270	20,230
Preferred stock warrant liabilities	—	6,627
Debt obligations, current	—	19,386

Total current liabilities	48,152	70,462

Deferred tax liabilities	—	549
Other liabilities	4,979	4,282

Total long-term liabilities	4,979	4,831

Total liabilities	53,131	75,293

Convertible preferred stock, $0.001 par value – no shares authorized, issued and outstanding, and aggregate liquidation preference of $0 as of December 31, 2013; 76,388,007 shares authorized, 62,814,746 shares issued and outstanding, and aggregate liquidation preference of $210,845 as of December 31, 2012	—	207,201

Stockholders’ equity (deficit):
Preferred stock, $0.001 par value – 10,000,000 shares authorized, no shares issued and outstanding at December 31, 2013; no shares authorized, issued or outstanding at December 31, 2012	—	—
Common stock, $0.001 par value –120,000,000 shares authorized at December 31, 2013 and 2012, respectively; 81,708,202 and 13,092,352 shares issued and outstanding at December 31, 2013 and 2012, respectively	82	12
Additional paid-in capital common stock	479,279	63,076
Accumulated other comprehensive (income) loss	(6)	50
Accumulated deficit	(205,115)	(149,265)

Total stockholders’ equity (deficit)	274,240	(86,127)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$327,371	$196,367

CHEGG, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Cash flows from operating activities
Net income (loss)	$(5,417)	$8,120	$(55,850)	$(49,043)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Textbook library depreciation expense	19,472	16,758	64,759	57,177
Amortization of warrants and deferred loan costs	29	391	1,545	1,790
Other depreciation and amortization expense	1,998	2,969	10,078	10,796
Stock-based compensation expense	25,070	4,856	36,958	18,045
Provision for bad debts	12	299	206	485
Loss (gain) on liquidation of textbooks	1,826	2,280	(1,186)	(2,594)
Loss from write-offs of textbooks	2,585	270	5,874	4,597
(Gain) loss on liquidation of property and equipment	—	(37)	—	280
Revaluation of preferred stock warrants	(3,284)	668	622	(380)
Impairment of intangible assets	—	611	—	611
Change in assets and liabilities:
Accounts receivable	908	474	(1,474)	(4,951)
Prepaid expenses and other current assets	(505)	801	(1,661)	3,387
Other assets	4,296	1,260	209	1,158
Accounts payable	(2,635)	(112)	(30)	2,680
Deferred revenue	(49,343)	(43,171)	2,772	7,519
Accrued liabilities	(3,514)	(4,771)	771	2,789
Other liabilities	67	690	113	335

Net cash provided by (used in) operating activities	(8,435)	(7,644)	63,706	54,681

Cash flows from investing activities
Purchases of textbooks	(13,755)	(10,818)	(122,247)	(104,518)
Proceeds from liquidation of textbooks	5,391	4,796	37,946	34,076
Purchase of marketable securities	(61,420)	—	(61,420)	—
Purchases of property and equipment and other assets	(2,165)	(5,147)	(7,369)	(15,148)
Release of cash from escrow	—	—	—	(2,513)

Net cash used in investing activities	(71,949)	(11,169)	(153,090)	(88,103)

Cash flows from financing activities
Proceeds from debt obligations	10,000	—	31,000	20,000
Payments of debt obligations	(31,000)	—	(51,000)	(20,500)
Proceeds from issuance of convertible preferred stock, net	—	—	—	24,983
Proceeds from exercise of stock options and preferred stock warrants	472	79	3,369	552
Payment of taxes related to net share settlement of RSUs	(1,034)	—	(1,034)	—
Proceeds from initial public offering, net of issuance costs	162,883	—	162,883	—
Repurchase of common stock and vested stock options	—	—	—	(5,190)

Net cash provided by financing activities	141,321	79	145,218	19,845

Net increase (decrease) in cash and cash equivalents	60,937	(18,734)	55,834	(13,577)

Cash and cash equivalents at beginning of period	15,927	39,764	21,030	34,607

Cash and cash equivalents at end of period	$76,864	$21,030	$76,864	$21,030

CHEGG, INC.

Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Net income (loss)	$(5,417)	$8,120	$(55,850)	$(49,043)

Interest expense, net	156	1,189	3,818	4,393

Provision for income taxes	100	199	642	29
Textbook library depreciation expense	19,472	16,758	64,759	57,177

Other depreciation and amortization	1,998	2,969	10,078	10,796

EBITDA	16,309	29,235	23,447	23,352

Textbook library depreciation expense	(19,472)	(16,758)	(64,759)	(57,117)

Stock-based compensation expense	25,070	4,856	36,958	18,045

Other (income) expense, net	(3,329)	522	359	(634)

Impairment of intangible assets	—	611	—	611

Adjusted EBITDA	$18,578	$18,466	$(3,995)	$(15,803)

CHEGG, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Revenues	$77,116	$68,280	$255,575	$213,334
GAAP cost of revenues	37,574	28,873	175,060	145,669
Stock-based compensation	(763)	(153)	(1,185)	(542)

Non-GAAP gross profit	$40,305	$39,560	$81,700	$68,207

GAAP gross margin %	51.3%	57.7%	31.5%	31.7%
Non-GAAP gross margin %	52.3%	57.9%	32.0%	32.0%

GAAP net income (loss)	$(5,417)	$8,120	$(55,850)	$(49,043)
Stock-based compensation	25,070	4,856	36,958	18,045
Amortization of intangible assets	635	1,593	4,353	6,829

Non-GAAP net income (loss)	$20,288	$14,569	$(14,539)	$(24,169)

GAAP net loss applicable to common stockholders	$(107,974)	$8,120	$(158,407)	$(49,043)
Deemed dividend to preferred stockholders	102,557	—	102,557	—
Stock-based compensation	25,070	4,856	36,958	18,045
Amortization of intangible assets	635	1,593	4,353	6,829

Non-GAAP net income (loss)	$20,288	$14,569	$(14,539)	$(24,169)

GAAP net loss applicable to common stockholders per share, diluted	$(2.36)	$0.15	$(7.58)	$(4.39)
Adjustments	2.76	0.11	6.88	2.23

Non-GAAP net income (loss) per share, diluted	$0.40	$0.26	$(0.70)	$(2.16)

GAAP diluted shares	45,825	55,494	20,902	11,183
Effect of dilutive options, restricted stock units, and warrants	4,386	—	—	—

Non-GAAP diluted shares	50,211	55,494	20,902	11,183